Exhibit 10.19

FIFTH AMENDMENT (2013-2) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.             Effective September 1, 2013, Exhibit D (Chatham Cable) Section 1.1, Eligibility Requirements, is deleted and replaced as follows:

1.1.         Eligibility Requirements:  Any Employee in a participating division or location of Times Fiber Communications, Inc. who is employed on an hourly basis will become a Participant as of the date he or she first performs an Hour of Service in the Eligible Class.  No Employee who is either hired as a new employee or rehired by Times Fiber Communications, Inc. on or after September 1, 2013 is eligible to become a Participant in the Plan.  Notwithstanding the foregoing, an Employee, while an active Participant in the Plan, who is laid off but maintains his or her union seniority rights shall continue to be an eligible Participant on or after his or her recall date.

2.             Effective January 1, 2014, Exhibit D (Chatham Cable) is amended such that 4.1(a)(1)(xiv) shall read as follows “$21.00, for Participants terminating employment on or after January 1, 2011 and prior to January 1, 2014; or”.

3.             Effective January 1, 2014, Exhibit D (Chatham Cable) is amended by the addition of a new Section 4.1(a)(1)(xv) to read as follows:

(xv)         $23.00, for Participants terminating employment on or after January 1, 2014.

4.             Effective October 28, 2013, Exhibit H (Sidney Hourly) Section 1.1, Eligibility Requirements, is deleted and replaced as follows:

1.1.         Eligibility Requirements:  Any Employee in the Eligible Class employed on an hourly basis who comes within the scope of the collective bargaining agreement between the Employer and the Participating Unit will become a Participant as of the date he or she first performs an Hour of Service in the Eligible Class.  No Employee who is either hired as a new employee or rehired by the Employer on or after October 28, 2013  is eligible to become a Participant in the Plan.  Notwithstanding the foregoing, an Employee, while an active Participant in the Plan, who is laid off but maintains his or her union seniority rights shall continue to be an eligible Participant on or after his or her recall date.

5.             Effective January 1, 2014, Exhibit H (Sidney Hourly) Section 4.1(a)(1), Accrued Benefit, is amended by (a) adding the following new subsection (i), (b) substituting the following subsection (ii) for the existing subsection (i), and (c) renumbering existing subsections (ii) — (xi) as subsections (iii) — (xii).  As amended, the provision reads as follows:

(i)            $40.00 for Participants terminating employment in the Eligible Class on or after January 1, 2014;

(ii)           $37.00 for Participants terminating employment in the Eligible Class on or after December 1, 2010, but prior to January 1, 2014;

(iii)          $34.00 for Participants terminating employment in the Eligible Class on or after January 1, 2008, but prior to December 1, 2010;

(iv)          $30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005, but prior to January 1, 2008;

(v)           $26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

(vi)          $23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999, but prior to January 1, 2002;

(vii)         $20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

(viii)        $20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996 but prior to November 1, 1997;

(ix)          $19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

(x)           $18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993;

(xi)          $18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

(xii)         $17.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1987 but prior to November 5, 1989.

AMPHENOL CORPORATION

DATED:	December 11, 2013	BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
Its: Vice President, Human Resources